Exhibit 10.23

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

WJE-PA-05130-LA-2103908R1

Allegiant Air, LLC
1201 N. Town Center Drive
Las Vegas, NV 89144

Subject:    [***]

Reference:    Purchase Agreement No. PA-05130 (Purchase Agreement) between The Boeing Company (Boeing) and Allegiant Air, LLC (Customer) relating to model 737-8-200 aircraft and model 737-7 aircraft (each or collectively, Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.[***] Option Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Tables 1A and 1B to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase [***] option aircraft (Option Aircraft).
    1.1     [***].
2.Delivery.
The number of aircraft and tentative delivery months are listed in the Attachment to this Letter Agreement. The tentative delivery months are subject to the same Delivery Reset rights as provided for the Aircraft.
3.Configuration.
3.1Subject to the provisions of Article 3.2 below, the configuration for the Option Aircraft will be the Detail Specification for model 737-8-200 or model 737-7 aircraft, as applicable, at the revision level in effect at the time of Supplemental Agreement (as defined in Article 8 below). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the execution of the Purchase Agreement and the signing of the Supplemental Agreement [***], (ii) changes required to obtain all required regulatory certificates (as applicable to all Aircraft [***], and (iii) other changes as mutually agreed.
3.2Boeing reserves the right to configure the Option Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1 [***].
4.[***].

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4.1[***].
4.2[***]
4.3The Advance Payment Base Price will be developed in accordance with the terms of the Purchase Agreement and determined at the time of Supplemental Agreement.
5.Payment.
5.1[***].
5.2Upon execution by the parties of the Supplemental Agreement for Option Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.
6.Option Exercise.
6.1Customer may exercise an Option by giving written notice to Boeing no later than the first (1st) day of the month that [***] prior to the scheduled delivery month of the Option Aircraft listed in the Attachment (Option Exercise Date).
6.1.1[***].
6.2[***].
7.[***]
7.1[***].
7.2[***]:
(i)[***];
(ii) [***];
(iii)[***]
7.3[***].
7.4[***].
8.Supplemental Agreement.
Following Customer’s exercise of an option to purchase an Option Aircraft, Boeing and Customer will sign a supplemental agreement to the Purchase Agreement for the purchase of [***] (Supplemental Agreement) within [***] calendar days of such exercise. The Supplemental Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and other terms and conditions as may be agreed upon. In the event the parties have not entered into a Supplemental Agreement within [***] following option exercise, either party may terminate the option to purchase such Option Aircraft by giving written notice to the other [***].

9.Assignment.
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Notwithstanding any other provisions of the Purchase Agreement to the contrary, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft (and the Option Aircraft and/or Rolling Option Aircraft, as applicable and cannot be assigned, in whole or in part, without the prior written consent of Boeing. Nothing in this statement is intended to support recovery from Customer of any benefits supplied hereunder for delivered Aircraft.
10.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (i) Customer and Customer affiliates’ employees, officers and directors and (ii) Customer and Customer affiliates’ legal counsel, professional advisors and auditors subject to a duty of confidence or a non-disclosure undertaking, in each case with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing unless disclosure is required by applicable law or court order, in which case, Customer shall (i) notify Boeing in writing of such disclosure requirement or request prior to making such disclosure, and will take steps to protect the information contained herein, and (ii) use reasonable efforts to obtain redaction and confidential treatment for the disclosed information or parts thereof. In addition, with respect to disclosure of the contents hereof to third parties who may be or are involved with financing (in any form, including sale and lease-back) of Aircraft (and/or Advance Payments) under the Purchase Agreement, Customer shall be entitled to disclose such information to such third party financiers, after consultation with Boeing, as the parties shall mutually agree (each acting reasonably and within industry and financing norms).

ACCEPTED AND AGREED TO this

Date:	September 29, 2023

ALLEGIANT AIR, LLC		THE BOEING COMPANY

By:	/s/: Robert Neal	By:	/s/: Alan Luan

Name:	Robert Neal	Name:	Alan Luan

Title:	CFO	Title:	Attorney-In-Fact

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ATTACHMENT to
LETTER AGREEMENT NO. WJE-PA-05130-LA-2103908

OPTION AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

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